Other Accounts Receivable - Summary of Consolidated Other Accounts Receivable (Detail) - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
Miscellaneous current assets [abstract]
Advances of income taxes and refundable taxes	$ 660	$ 494
Non-trade accounts receivable from the sale of fixed assets	90	87
Current portion of assets from valuation of derivative financial instruments	5	64
Interest and notes receivable	61	56
Loans to employees and others	18	14
Other accounts receivable	$ 834	$ 715